EXHIBIT 99.3

CONSULTING AGREEMENT

This CONSULTING AGREEMENT (“AGREEMENT”), effective November 15, 2007, is entered into by and between Intertech Bio Corporation, a Texas corporation (the “Company”), and Donald Picker, PhD (the “Consultant”), an individual.

WHEREAS, the Company desires to engage the service of the Consultant as its Chief Technology Officer – Consulting Services; and

WHEREAS, the Consultant is willing to enter into this Agreement with the Company upon the terms and conditions herein set forth; and

WHEREAS, in connection with entering into this Agreement, the Consultant is willing to enter into the redemption agreement (“Redemption Agreement”) and lock-up/leak-out agreement (“Lock-Up Agreement”);

NOW, THEREFORE, in consideration of the premises and covenants herein contained, the parties hereto agree as follows:

1.            Term of Agreement.  Consultant’s engagement under this Agreement shall be for a term of 6 months from the Commencement Date (defined below); which term may be extended by the Company for additional consecutive 3 month periods. Consultant’s engagement may be terminated under any of the following circumstances:

(a)            By the Company any time, upon 30 days written notice.

(b)            By the Consultant at any time, upon 30 days written notice.

2. Duties and Responsibilities.  Consultant shall devote his time, energy, and best efforts to the business and affairs of Company.  Consultant’s duties include business development and such other duties that the chief executive officer of the Company may assign from time-to-time (collectively, the “Duties”).  Consultant agrees to perform faithfully, industriously, and to the best of Consultant’s ability, experience, and talents, all of the Duties that may be required by the express and implicit terms of this Agreement, to the reasonable satisfaction of the Company, on at least 8 to 15 days each month (“Working Days”).  Notwithstanding the above, Consultant is not obligated to commence performance of his Duties until January 15, 2008 (“Commencement Date”).

3. Status.  Consultant shall be acting on behalf of the Company as its agent and will at all times owe the Company fiduciary duties of good faith and loyalty.  Consultant shall be deemed for all purposes to be an independent contractor.  Therefore, the Company shall not withhold any sums from the gross payment to be made to Consultant for social security or other federal, state, or local tax liabilities or contributions, and all withholdings, liabilities, and contributions shall be solely the responsibility of Consultant.  Consultant shall not participate in any employee benefit program of the Company during the term of this Agreement.

4.            Compensation During the Term.

(a)            Shares of Stock.  Upon execution of this Agreement, Consultant shall be issued 300,000 common stock shares of Edgeline Holdings, Inc., the Company’s parent, which shares shall be subject to the Redemption Agreement and the Lock-Up Agreement.

(b)            Compensation.  Upon the Commencement Date, the Consultant will be compensated $1,000 per Working Day.

(c)            Expense Reimbursement.  Upon the Commencement Date, the Consultant shall be entitled to reimbursement of all reasonable, ordinary and necessary business related expenses incurred by him in the course of his duties, including all travel-related expenses, and upon compliance with the Company’s procedures.  Consultant agrees to obtain prior written approval from the Company for any expenses in excess of $500.

(d)            Miscellaneous.  Upon the Commencement Date, the Company shall provide Consultant with a Company laptop and a Company mobile phone, and shall pay all ordinary and necessary business expenses related to the laptop and mobile phone.  Consultant shall return the laptop and mobile phone to the Company upon termination of this Agreement.

5.            Consultant’s Inability To Contract For Company.  Consultant shall not have the right to execute or make any contracts or commitments for or on behalf of the Company without first obtaining the express written consent of the Company.

6.            Confidentiality.

(a)            In connection with the performance of the Duties, the Consultant acknowledges that it will acquire Proprietary Information (as defined below) from the Company and/or its affiliates (collectively the “Company Group”).  The use of the word “Company” in this Agreement shall also include when referring to the rights or obligations of the Company shall include the Company Group as appropriate or applicable in the context used.  The Consultant agrees that all Proprietary Information acquired by him hereunder shall be safeguarded with the same degree of control and care as a reasonably prudent person would exercise with respect to his or her own similar information, and that the same shall be returned to the owner of such Proprietary Information upon the owner’s request.

(b)            The Consultant agrees (i) to treat in strict confidence any proprietary or other confidential information received from the Company Group (whether written or verbal), including, without limitation, client lists, lists of referral sources, business prospects, pricing and cost information, operating results, employees’ names, compensation and other information, regulatory and legal issues, accounting and reporting matters, trade secrets, patents, copyrights, concepts, inventions, processes, formulas, know-how, data and information, whether such information is of a technical or a business nature, and all copies of any of the foregoing whether or not in writing or in any electronic or computer storage medium (“Proprietary Information”), (ii) that he will not disclose any Proprietary Information to third parties, except as specifically permitted herein, and (iii) that he will not use any Proprietary Information for any purpose not contemplated by this Agreement without the written permission of the Company, including any use for personal gain or benefit whether directly or indirectly.

(c)            Information that is to be excluded from the term “Proprietary Information” is any information that:

(i)	has been published or is otherwise in the public domain at the time of the disclosure;

(ii)	becomes public through no fault of Consultant or of the party receiving such information;

(iii)
was already in the possession of Consultant prior to employment or the party receiving such information is rightfully in possession thereof without knowledge of, or a breach of, any applicable confidentiality requirements or other restrictions;

(iv)
is obtained from a third party who is lawfully in possession of said information and is not subject to a contractual or fiduciary relationship to the party receiving or providing such information or any other person; or

(v)	is disclosed pursuant to a mandatory requirement of a governmental agency or by operation of law.

    (d)            The provisions of this Section 6 shall apply for so long as Consultant provides services to the Company Group in any capacity, whether or not pursuant to this Agreement, and shall survive the termination of this Agreement for so long as the information remains Proprietary Information.

7.            Covenant Not To Compete.  It is a mandatory and material condition imposed by the Company for Consultant to enter into this Agreement and grant the Company the covenant contained herein, and in consideration provided for herein Consultant agrees with the Company that during the period of this Agreement and for a period of one (1) year (the “Restricted Period”) following his termination of services for any reason, Consultant will not compete, whether directly or indirectly as an owner, partner, shareholder, member, sole proprietor, consultant, manager, officer, director or in any other capacity except as a passive investor without managerial responsibilities, in the acquisition, development, operation or ownership of any prospect the Company or its affiliates has invested in, is developing or is operating or is contemplating investing in, developing or operating.  Consultant acknowledges that the consideration being paid pursuant to this Agreement is sufficient consideration for agreeing to the provisions of this Section 7, and that he shall not be entitled to severance pay or any other additional payments of consideration for this covenant not to compete.

8.            Representations.  Consultant represents and warrants that:

(a)            he shall refrain, both during the term of this Agreement and for one year thereafter, from publishing any oral or written statements about Company or any of its, or its subsidiaries' or affiliates', directors, officers, employees, agents or representatives that are slanderous, libelous, or defamatory;

(b)            he is authorized to enter into this Agreement, and that entering into this Agreement will not violate any terms, conditions, representations or covenants contained in any other agreement in which Consultant or his affiliates may be a party;

(c)            he is acting as an agent of the Company and based on his access to information, he shall owe the Company and its affiliates a fiduciary duty of loyalty, fidelity and allegiance to act in the best interests of Company and its affiliates at all times;

(d)            he will do no act which would injure the business, interests, or reputation of the Company and its affiliates; and

(e)            during the term of this Agreement (i) he shall not knowingly become involved in a conflict of interest with Company or its affiliates, or upon discovery thereof, allow such a conflict to continue, and (ii) he shall disclose to Company’s chief executive officer any facts which might involve such a conflict of interest; and

(f)            he will execute the Redemption Agreement, attached hereto as Exhibit A, and the Lock-Up Agreement, attached hereto as Exhibit B.

9.            Opportunities.  During the term of this Agreement, Consultant shall make full disclosure to Company of all business opportunities pertaining to the Company’s business.  In addition, during the term of this Agreement and for one year thereafter, Consultant shall not take any action which might divert from the Company any opportunity learned about by him during the term of this Agreement with the Company which would be within the scope of any of the businesses then engaged in or planned to be engaged in by the Company.

10.            Future Acquisition & Employment.  It is contemplated that the Company will be acquired by a public company (“PubCo”) within 6 months from the date hereof (“Acquisition”).  It is further contemplated that, upon such Acquisition and with the consent of the Company’s chief executive officer, Consultant will enter into an employment agreement with PubCo to serve as its president and chief operating officer and to serve as a member on PubCo’s board of directors.  The proposed terms of such contemplated employment agreement are as follows:

(a)            The term of the employment agreement will be for a period of 3 years, the first 6 months of which may be on a part-time basis, and thereafter shall be on a full-time basis. Upon being employed on a full-time basis, Consultant shall have 60 days to relocate his residence to Houston, Texas, and PubCo will reimburse Consultant for all expenses incurred in his relocation.

(b)            The employment agreement may be terminated by either party upon 15 days notice. Upon termination, Consultant shall be entitled to severance in the amount of 3 months salary from the date of the termination notice, payable in 3 equal monthly installments.

(c)            Upon execution of the employment agreement, Consultant shall be issued shares of PubCo’s common stock in an amount equal to 4% to 4.99% of PubCo, at PubCo’s discretion, less 300,000 (“PubCo Shares”), which PubCo Shares shall be subject to a redemption agreement and a lock-up/leak-out agreement.

(d)            The Consultant shall be compensated approximately $150,000 per year on a part-time basis and $300,000 per year on a full-time basis. Consultant shall also be entitled to reimbursement of all reasonable, ordinary and necessary business related expenses incurred in the scope of his employment.

(e)            In connection with the employment agreement, Consultant shall execute a redemption agreement, which will allow PubCo to redeem the PubCo Shares issued to Consultant pursuant to the employment agreement upon the following terms:

(i)            PubCo shall redeem 50% of the PubCo Shares if, at any time before December 31, 2008, Consultant elects to work on less than a full time basis.

(ii)            PubCo shall redeem 25% of the PubCo Shares if, at any time before December 31, 2009, Consultant elects to work on less than a full time basis.

(f)            In connection with the employment agreement, Consultant shall execute a lock-up/leak-out agreement, which will restrict Consultant’s ability to sell, transfer or otherwise dispose of the PubCo Shares pursuant to the terms and provisions set forth therein.

11.            Contents of Agreement, Parties in Interest, Assignment, etc.  This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof.  All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Consultant hereunder which are of a personal nature shall neither be assigned nor transferred in whole or in part by Consultant.  This Agreement shall not be amended except by a written instrument duly executed by the parties.

12.            Severability.  If any term or provision of this Agreement shall be held to be invalid or unenforceable for any reason, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining terms and provisions hereof, and this Agreement shall be construed as if such invalid or unenforceable term or provision had not been contained herein.

13.            Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the other party shall be in writing and shall be deemed to have been duly given when delivered personally or five (5) days after dispatch by registered or certified mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made:

If to the Company addressed to:

Intertech Bio Corporation
1507 Canvasvack Trail
Cedar Park, TX 78613

If to Consultant addressed to:

the addresses set forth on the signature page below

or to such other address as the one party shall specify to the other party in writing.

14.            Counterparts and Headings.  This agreement may be executed in one or more counterparts, each of which shall be deemed an original and all which together shall constitute one and the same instrument.  All headings are inserted for convenience of reference only and shall not affect the meaning or interpretation of this agreement.

15.            GOVERNING LAW, JURISDICTION, VENUE, AND ATTORNEYS’ FEES.  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXASWITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.  IN THE EVENT OF ANY CONFLICT RELATING TO OR ARISING OUT OF THIS AGREEMENT, IN WHOLE OR IN PART, THE PARTIES AGREE TO THE EXCLUSIVE JURISDICTION OF THE STATE OR FEDERAL DISTRICT COURTS IN HOUSTON, HARRIS COUNTY, TEXAS AND AGREE TO EXCLUSIVE VENUE IN SUCH COURTS.  IN THE EVENT OF LEGAL PROCEEDINGS HEREUNDER, THE PARTY SUBSTANTIALLY PREVAILING ON THE MERITS SHALL BE ENTITLED TO AN AWARD OF ATTORNEYS’ FEES AND COSTS.  ANY PARTY MAY REQUEST AND OBTAIN A NON-BINDING MEDIATION HEARING AFTER FILING A LAWSUIT HEREUNDER IN HOUSTON, TEXAS, WITH COSTS TO BE SHARED EQUALLY, AND THE MEDIATOR SHALL BE APPOINTED BY THE COURT IF THE PARTIES CANNOT AGREE TO A MEDIATOR.

16.            BREACH OF CONSULTANT’S COVENANTS.  If Consultant breaches or threatens to breach Sections 6, 7, 8, and 9 hereof, Consultant specifically acknowledges that such breach or breaches shall be conclusively presumed to cause irreparable harm to the Company or Company Group entitling it to all equitable relief available at law or in equity including but not limited to a temporary restraining order, a temporary injunction and a permanent injunction and Consultant stipulates and acknowledges that monetary recovery shall not be sufficient alone to compensate the Company in such events and waives proof thereof and the necessity for the Company to post a bond, except for the minimum amount permitted by law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

COMPANY:                                                                                      CONSULTANT:

Intertech Bio Corporation                                                                                      Donald Picker, PhD

By: /s/ J. Leonard Ivins                                                       /s/ Donald Picker
Name: J. Leonard Ivins
Title: Chief Executive Officer

ACKNOWLEDGED & AGREED:

Edgeline Holdings, Inc.

By: /s/ J. Leonard Ivins
Name: J. Leonard Ivins
Title: Chief Executive Officer

EXHIBIT A

REDEMPTION AGREEMENT

THIS REDEMPTION AGREEMENT(the “Agreement”) is made and entered into as of the date set forth on the signature page below, between Edgeline Holdings, Inc. (the “Company”), and Donald Picker, PhD(“Holder”).

WHEREAS, the Holder has agreed to serve as a consultant and/or an employee of Intertech Corporation (“Intertech Bio”) pursuant to the terms and conditions set forth in the consulting agreement entered into by and between Holder and Intertech Bio (“Consulting Agreement”);

WHEREAS, the Holder received shares of the Company’s common stock, in the amount set forth on the signature page below (the “Edgeline Shares”), pursuant to the Consulting Agreement;

WHEREAS, as consideration for receiving the Edgeline Shares initially, the Holder hereby gives the Company the right to redeem a portion of the Edgeline Shares if he fails to perform his Duties (as defined in the Consulting Agreement) for less than 8 Working Days (as defined in the Consulting Agreement) per month during the term of the Consulting Agreement, on the terms and conditions set forth herein;

NOW, THEREFORE, for consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Holder has agreed in a separate lock-up/leak-out agreement not to sell, pledge, hypothecate, transfer, assign or in any other manner dispose of any of the Edgeline Shares on the terms and conditions set forth therein.

2. The Holder agrees that if he fails to perform his Duties (as defined in the Consulting Agreement) for less than 8 Working Days per month during the term of the Consulting Agreement, the Company has the right to redeem 50% of the Edgeline Shares issued to Consultant pursuant to Section 4(a) of the Consulting Agreement.

3. Except as otherwise provided in this Agreement or any other agreements between the parties, the Holder shall be entitled to his beneficial rights of ownership of the Edgeline Shares, including the right to vote the Edgeline Shares for any and all purposes.

4. The Holder agrees that if Intertech Bio is acquired by a public company at any time during the term of the Consulting Agreement, Holder shall exchange its Edgeline Shares for a number of common stock shares of such acquiring public company equal to Holder’s current percentage ownership in the Company.

5. If the Holder fails to fully adhere to the terms and conditions of this Agreement, he shall be liable to every other party for any damages suffered by any party by reason of any such breach of the terms and conditions hereof.  The Holder agrees that in the event of a breach of any of the terms and conditions of this Agreement, that in addition to all other remedies that may be available in law or in equity to the non-defaulting party, a preliminary and permanent injunction and an order of a court requiring such defaulting Holder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring such Holder to perform his obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that the Company or the non-defaulting Holder may suffer as a result of any breach or continuation thereof.  In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney's fees incurred in the enforcement of this Agreement.

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6. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended unless both parties agree in writing.

7. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

8. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts entered into and to be performed wholly within said State; and the Company and the Holder agree that any action based upon this Agreement may be brought in the United States and state courts of Harris County, Texas only, and each submits himself/itself to the jurisdiction of such courts for all purposes hereunder.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of November 15, 2007.

COMPANY:

Edgeline Holdings, Inc.

By: /s/ J. Leonard Ivins
Name: J. Leonard Ivins
Title: Chief Executive Officer

HOLDER:

Donald Picker, PhD

/s/ Donald Picker

Number of Edgeline Shares Subject
to this Agreement: 300,000

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EXHIBIT B

LOCK-UP/LEAK-OUT AGREEMENT

THIS LOCK-UP/LEAK-OUT AGREEMENT(the “Agreement”) is made and entered into as of the date set forth on the signature page below, between Edgeline Holdings, Inc., a Nevada corporation (the “Company”), and Donald Picker, PhD (“Holder”).

WHEREAS, the Holder has agreed to serve as a consultant and/or an employee of Intertech Corporation (“Intertech Bio”) pursuant to the terms and conditions set forth in the consulting agreement entered into by and between Holder and Intertech Bio (“Consulting Agreement”);

WHEREAS, the Holder has received shares of the Company’s common stock, in the amount set forth on the signature page below (“Edgeline Shares”), pursuant to the Consulting Agreement; and

WHEREAS, as consideration for entering into the Consulting Agreement, the Holder has agreed to enter into this Agreement and to restrict the sale, assignment, transfer, conveyance, or hypothecation of the Edgeline Shares, all on the terms set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

9. The Holder agrees that, for a period of 18 months commencing on the date of the Consulting Agreement, he will not sell, pledge, hypothecate, transfer, assign or in any other manner dispose of the Edgeline Shares. Thereafter, Holder may sell, pledge, hypothecate, transfer, assign or otherwise dispose of up to a maximum number of 5,000 shares of Edgeline Shares per day up to a maximum of 3% of Holders’ Edgeline Shares per 30-day period; provided that, during the first 36 month period of the leak-out, such sale, pledge, hypothecation, transfer, assignment or disposition does not exceed 7% of Holders’ Edgeline Shares per 90-day period.

10. The Holder agrees that it will not engage in any short selling of Edgeline Shares during the term of this Agreement.

11. Except as otherwise provided in this Agreement or any other agreements between the parties, the Holder shall be entitled to their respective beneficial rights of ownership of Edgeline Shares, including the right to vote the Edgeline Shares for any and all purposes.

12. The restrictions on the Edgeline Shares covered by this Agreement shall be appropriately adjusted should the Company undergo a forward split or a reverse split or otherwise reclassify its shares of Edgeline Shares.

13. The resale restrictions on the Edgeline Shares set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United Statesand state securities laws, rules and regulations.

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14. If Holder who fails to fully adhere to the terms and conditions of this Agreement, he shall be liable to the Company for any damages suffered by reason of any such breach of the terms and conditions hereof.  The Holder agrees that in the event of a breach of any of the terms and conditions of this Agreement by the Holder, in addition to all other remedies that may be available in law or in equity to the Company, a preliminary and permanent injunction and an order of a court requiring the Holder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring the Holder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that the Company may suffer as a result of any breach or continuation thereof.  In the event of default hereunder, the Company shall be entitled to recover reasonable attorney's fees incurred in the enforcement of this Agreement.

15. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof.

16. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

17. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts entered into and to be performed wholly within said State; and the Company and the Holder agree that any action based upon this Agreement may be brought in the United States and state courts of Harris County, Texas only, and each submits himself/herself/itself to the jurisdiction of such courts for all purposes hereunder.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of November 15, 2007.

COMPANY:

Edgeline Holdings, Inc.

By: /s/ J. Leonard Ivins
Name: J. Leonard Ivins
Title: Chief Executive Officer

HOLDER:

Donald Picker, PhD

/s/ Donald Picker

Number of Shares Subject
to this Agreement: 300,000

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